EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

AVAILABLE-FOR-SALE SECURITIES	June 30, 2013		March 31, 2013		December 31, 2012
(In Thousands)	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value

Obligations of U.S. Government agencies	$49,016	$47,970	$35,802	$36,246	$30,695	$31,217
Obligations of states and political subdivisions:
Tax-exempt	132,525	134,483	132,917	138,910	130,168	137,020
Taxable	29,976	29,689	27,215	27,595	24,426	24,817
Mortgage-backed securities	63,776	65,625	64,505	67,666	76,368	80,196
Collateralized mortgage obligations,
Issued by U.S. Government agencies	183,792	182,924	172,222	173,918	179,770	183,510
Trust preferred securities issued by individual institutions	0	0	5,160	5,163	5,167	5,171
Collateralized debt obligations:
Pooled trust preferred securities - senior tranches	0	0	1,614	1,659	1,615	1,613
Other collateralized debt obligations	660	660	660	660	660	660
Total debt securities	459,745	461,351	440,095	451,817	448,869	464,204
Marketable equity securities	5,965	8,717	5,570	8,038	5,912	8,373
Total	$465,710	$470,068	$445,665	$459,855	$454,781	$472,577

Summary of Loans by Type
(Excludes Loans Held for Sale)
(In Thousands)	June 30,	Mar. 31,	Dec. 31,	June 30,
	2013	2013	2012	2012
Residential mortgage:
Residential mortgage loans - first liens	$304,806	$306,754	$311,627	$321,163
Residential mortgage loans - junior liens	24,797	25,567	26,748	27,404
Home equity lines of credit	33,076	32,237	33,017	31,858
1-4 Family residential construction	14,895	12,032	12,842	10,699
Total residential mortgage	377,574	376,590	384,234	391,124
Commercial:
Commercial loans secured by real estate	155,168	155,474	158,413	164,771
Commercial and industrial	45,812	47,031	48,442	52,704
Political subdivisions	24,033	27,366	31,789	36,858
Commercial construction and land	20,189	28,461	28,200	26,517
Loans secured by farmland	11,134	11,214	11,403	10,079
Multi-family (5 or more) residential	6,397	6,478	6,745	6,409
Agricultural loans	3,061	2,864	3,053	3,263
Other commercial loans	543	238	362	563
Total commercial	266,337	279,126	288,407	301,164
Consumer	11,059	11,030	11,269	12,146
Total	654,970	666,746	683,910	704,434
Less: allowance for loan losses	(7,198)	(7,118)	(6,857)	(7,657)
Loans, net	$647,772	$659,628	$677,053	$696,777

Loans Held for Sale
(In Thousands)	June 30,	Mar. 31,	Dec 31,	June 30,
	2013	2013	2012	2012
Residential mortgage loans originated
and serviced - outstanding balance	$127,214	$114,933	$103,176	$74,070
Less: outstanding balance of loans sold	(126,489)	(114,134)	(100,631)	(70,880)
Loans held for sale, net	$725	$799	$2,545	$3,190

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES
(In Thousands)
	3 Months	3 Months	6 Months	6 Months
	Ended	Ended	Ended	Ended
	June 30,	Mar. 31,	June 30,	June 30,
	2013	2013	2013	2012
Balance, beginning of period	$7,118	$6,857	$6,857	$7,705
Charge-offs	(52)	(193)	(245)	(291)
Recoveries	66	271	337	58
Net recoveries (charge-offs)	14	78	92	(233)
Provision for loan losses	66	183	249	185
Balance, end of period	$7,198	$7,118	$7,198	$7,657

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS
AND TROUBLED DEBT RESTRUCTURINGS (TDRs)
(In Thousands)
	June 30,	Mar. 31,	Dec 31,	June 30,
	2013	2013	2012	2012
Impaired loans with a valuation allowance	$1,874	$2,722	$2,710	$3,434
Impaired loans without a valuation allowance	5,097	4,751	4,719	3,427
Total impaired loans	$6,971	$7,473	$7,429	$6,861

Total loans past due 30-89 days and still accruing	$6,114	$6,366	$7,756	$5,191

Nonperforming assets:
Total nonaccrual loans	$6,697	$7,090	$7,353	$7,447
Total loans past due 90 days or more and still accruing	2,202	2,351	2,311	1,144
Total nonperforming loans	8,899	9,441	9,664	8,591
Foreclosed assets held for sale (real estate)	890	915	879	904
Total nonperforming assets	$9,789	$10,356	$10,543	$9,495

Loans subject to troubled debt restructurings (TDRs):
Performing	$2,187	$829	$906	$925
Nonperforming	1,154	1,338	1,155	1,754
Total TDRs	$3,341	$2,167	$2,061	$2,679

Total nonperforming loans as a % of loans	1.36%	1.42%	1.41%	1.22%
Total nonperforming assets as a % of assets	0.80%	0.83%	0.82%	0.72%
Allowance for loan losses as a % of total loans	1.10%	1.07%	1.00%	1.09%
Allowance for loan losses as a % of nonperforming loans	80.89%	75.39%	70.95%	89.13%

Analysis of Average Daily Balances and Rates
(Dollars in Thousands)
	3 Months	Rate of	3 Months	Rate of	3 Months	Rate of
	Ended	Return/	Ended	Return/	Ended	Return/
	6/30/2013	Cost of	3/31/2013	Cost of	6/30/2012	Cost of
	Average	Funds	Average	Funds	Average	Funds
	Balance	%	Balance	%	Balance	%
EARNING ASSETS
Available-for-sale securities,
at amortized cost:
Taxable	$323,248	2.14%	$315,612	2.31%	$333,255	3.13%
Tax-exempt	132,198	5.76%	130,123	5.75%	130,111	5.94%
Total available-for-sale securities	455,446	3.19%	445,735	3.32%	463,366	3.92%
Interest-bearing due from banks	23,044	0.40%	29,638	0.38%	37,300	0.33%
Federal funds sold	3	0.00%	15	0.00%	0	0.00%
Loans held for sale	787	6.12%	2,193	3.88%	1,865	4.96%
Loans receivable:
Taxable	625,215	5.79%	636,278	5.88%	666,752	6.18%
Tax-exempt	33,690	5.88%	38,491	5.81%	36,344	6.31%
Total loans receivable	658,905	5.80%	674,769	5.88%	703,096	6.18%
Total Earning Assets	1,138,185	4.64%	1,152,350	4.74%	1,205,627	5.13%
Cash	16,961		16,080		17,791
Unrealized gain/loss on securities	13,820		16,270		17,545
Allowance for loan losses	(7,229)		(7,126)		(7,435)
Bank premises and equipment	18,351		18,655		18,908
Intangible Asset - Core Deposit Intangible	120		132		186
Intangible Asset - Goodwill	11,942		11,942		11,942
Other assets	43,127		43,376		47,046
Total Assets	$1,235,277		$1,251,679		$1,311,610

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$167,404	0.12%	$174,149	0.12%	$156,994	0.13%
Money market	204,444	0.15%	202,129	0.14%	210,646	0.19%
Savings	117,224	0.10%	116,538	0.10%	107,514	0.10%
Certificates of deposit	150,358	1.00%	160,011	1.17%	199,320	1.55%
Individual Retirement Accounts	130,368	0.44%	134,076	0.50%	144,095	0.91%
Other time deposits	1,161	0.00%	845	0.00%	1,314	0.31%
Total interest-bearing deposits	770,959	0.35%	787,748	0.40%	819,883	0.62%
Borrowed funds:
Short-term	5,684	0.14%	4,220	0.10%	5,650	0.07%
Long-term	73,615	4.03%	83,341	4.00%	113,301	4.01%
Total borrowed funds	79,299	3.75%	87,561	3.81%	118,951	3.82%
Total Interest-bearing Liabilities	850,258	0.67%	875,309	0.74%	938,834	1.03%
Demand deposits	193,115		184,890		191,349
Other liabilities	8,292		8,875		7,774
Total Liabilities	1,051,665		1,069,074		1,137,957
Stockholders' equity, excluding
other comprehensive income/loss	174,782		172,578		162,721
Other comprehensive income/loss	8,830		10,027		10,932
Total Stockholders' Equity	183,612		182,605		173,653
Total Liabilities and Stockholders' Equity	$1,235,277		$1,251,679		$1,311,610
Interest Rate Spread		3.97%		4.00%		4.10%
Net Interest Income/Earning Assets		4.15%		4.18%		4.33%

Total Deposits (Interest-bearing
and Demand)	$964,074		$972,638		$1,011,232

(1) Changes in income on tax-exempt securities and loans are presented on a fully tax-equivalent basis, using the Corporation’s marginal federal income tax rate of 35%.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

Analysis of Average Daily Balances and Rates
(Dollars in Thousands)
	6 Months		6 Months
	Ended	Rate of	Ended	Rate of
	6/30/2013	Return/	6/30/2012	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities,
at amortized cost:
Taxable	$319,451	2.23%	$332,131	3.22%
Tax-exempt	131,166	5.75%	128,920	5.99%
Total available-for-sale securities	450,617	3.25%	461,051	4.00%
Interest-bearing due from banks	26,323	0.39%	35,817	0.33%
Federal funds sold	9	0.00%	0	0.00%
Loans held for sale	1,486	4.48%	1,461	4.40%
Loans receivable:
Taxable	630,716	5.84%	666,344	6.22%
Tax-exempt	36,077	5.84%	36,281	6.34%
Total loans receivable	666,793	5.84%	702,625	6.23%
Total Earning Assets	1,145,228	4.69%	1,200,954	5.19%
Cash	16,523		17,341
Unrealized gain/loss on securities	15,038		17,734
Allowance for loan losses	(7,178)		(7,587)
Bank premises and equipment	18,502		18,903
Intangible Asset - Core Deposit Intangible	126		195
Intangible Asset - Goodwill	11,942		11,942
Other assets	43,252		47,664
Total Assets	$1,243,433		$1,307,146

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$170,758	0.12%	$159,259	0.13%
Money market	203,293	0.14%	208,256	0.19%
Savings	116,883	0.10%	106,023	0.10%
Certificates of deposit	155,158	1.09%	195,622	1.64%
Individual Retirement Accounts	132,212	0.47%	145,168	0.94%
Other time deposits	1,004	0.00%	1,128	0.18%
Total interest-bearing deposits	779,308	0.38%	815,456	0.65%
Borrowed funds:
Short-term	4,956	0.12%	6,536	0.12%
Long-term	78,451	4.01%	114,454	4.00%
Total borrowed funds	83,407	3.78%	120,990	3.79%
Total Interest-bearing Liabilities	862,715	0.70%	936,446	1.05%
Demand deposits	189,025		190,312
Other liabilities	8,582		8,613
Total Liabilities	1,060,322		1,135,371
Stockholders' equity, excluding
other comprehensive income/loss	173,686		160,761
Other comprehensive income/loss	9,425		11,014
Total Stockholders' Equity	183,111		171,775
Total Liabilities and Stockholders' Equity	$1,243,433		$1,307,146
Interest Rate Spread		3.99%		4.14%
Net Interest Income/Earning Assets		4.16%		4.37%

Total Deposits (Interest-bearing
and Demand)	$968,333		$1,005,768

(1) Changes in income on tax-exempt securities and loans are presented on a fully tax-equivalent basis, using the Corporation’s marginal federal income tax rate of 35%.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

COMPARISON OF NONINTEREST INCOME
(In Thousands)	Three Months Ended			Six Months Ended
	June 30,	Mar. 31,	June 30,	June 30,	June 30,
	2013	2013	2012	2013	2012
Service charges on deposit accounts	$1,171	$1,159	$1,256	$2,330	$2,417
Service charges and fees	216	201	235	417	455
Trust and financial management revenue	1,045	944	960	1,989	1,889
Brokerage revenue	237	144	288	381	456
Insurance commissions, fees and premiums	59	45	73	104	107
Interchange revenue from debit card transactions	505	464	488	969	983
Net gains from sales of loans	587	545	373	1,132	638
Increase in cash surrender value of life insurance	99	93	117	192	236
Net gain from premises and equipment	0	0	270	0	270
Other operating income	272	248	219	520	483
Total other operating income, before realized
gains on available-for-sale securities, net	$4,191	$3,843	$4,279	$8,034	$7,934

COMPARISON OF NONINTEREST EXPENSE
(In Thousands)	Three Months Ended			Six Months Ended
	June 30,	Mar. 31,	June 30,	June 30,	June 30,
	2013	2013	2012	2013	2012
Salaries and wages	$3,635	$3,600	$3,586	$7,235	$7,161
Pensions and other employee benefits	1,034	1,255	1,090	2,289	2,456
Occupancy expense, net	599	634	628	1,233	1,264
Furniture and equipment expense	483	494	461	977	943
FDIC Assessments	147	152	157	299	303
Pennsylvania shares tax	351	350	340	701	672
Other operating expense	2,271	2,068	2,059	4,339	3,935
Total noninterest expense, before loss on
prepayment of borrowings	8,520	8,553	8,321	17,073	16,734
Loss on prepayment of borrowings	0	1,023	143	1,023	143
Total Noninterest expense	$8,520	$9,576	$8,464	$18,096	$16,877